UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

L-3 COMMUNICATIONS HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 3, 2016.

Meeting Information
L-3 COMMUNICATIONS HOLDINGS, INC.	Meeting Type:	Annual Meeting
	For holders as of:	March 7, 2016
	Date: May 3, 2016	Time: 2:30 p.m., EDT
Location: The Ritz-Carlton New York
Battery Park
Two West Street New York, NY 10004

L-3 COMMUNICATIONS HOLDINGS, INC. 600 3RD AVENUE NEW YORK, NEW YORK 10016	You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 19, 2016 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Shareholder Meeting Registration: To vote and/or attend the meeting, go to “shareholder meeting registration” link at www.proxyvote.com.

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Voting Items
The Board of Directors recommends you vote FOR the following proposals:
1.	Election of Directors
Nominees:

1a. Claude R. Canizares

1b. Thomas A. Corcoran

1c. Ann E. Dunwoody

1d. Lewis Kramer

1e. Robert B. Millard

1f. Lloyd W. Newton

1g. Vincent Pagano, Jr.

1h. H. Hugh Shelton

1i. Arthur L. Simon

1j. Michael T. Strianese

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2.	Ratify the appointment of our independent registered public accounting firm for 2016.

3.	Approve, in a non-binding, advisory vote, the compensation paid to our named executive officers.

4.	Approve an amendment to the L-3 Communications Holdings, Inc. Amended and Restated 2008 Long Term Performance Plan.

5.	Adopt an Agreement and Plan of Merger effecting the elimination of the Company’s holding company structure.

The Board of Directors makes no recommendation regarding the following proposal:

6.	Approve a shareholder proposal to amend and restate the Company’s Certificate of Incorporation to permit shareholders to take action by written consent.

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